Exhibit 4.27

Execution Version

RELEASE OF NOTE GUARANTEE

RELEASE OF NOTE GUARANTEE (this “Release”), dated as of February 15, 2011, entered into by and among Virgin Media Secured Finance PLC, a company incorporated in England and Wales (the “Issuer”); each of those entities set out in Schedule 1 (the “Released Guarantors”) and The Bank of New York Mellon as trustee under the Indenture referred to below (the “Trustee”). Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture (referred to below).

RECITALS

WHEREAS, the Issuer and the Note Guarantors (as defined in the Indenture referred to below) have heretofore executed and delivered to the Trustee an indenture dated as of January 19, 2010 (as amended and supplemented, the “Indenture”), providing for the issuance of $1,000,000,000 aggregate principal amount of 6.50% Senior Secured Notes due 2018 and £875,000,000 aggregate principal amount of 7.00% Senior Secured Notes due 2018 (collectively, the “Notes”);

WHEREAS, under the terms of the Indenture each of the Note Guarantors (which term includes each of the Released Guarantors) unconditionally guaranteed the obligations of the Issuer under the Indenture and the Notes on the terms and conditions set forth therein (each, a “Note Guarantee”);

WHEREAS, Section 11.08(b)(4)(B) of the Indenture provides that the Note Guarantee of a Subsidiary Guarantor (which term includes each of the Released Guarantors) shall be automatically and unconditionally released and discharged, and each Subsidiary Guarantor and its obligations under the Note Guarantee, the Indenture, the Collateral Documents and the Intercreditor Deeds will be released and discharged upon the release or discharge of such Subsidiary Guarantor from its applicable guarantee obligations under the Existing Credit Facility;

WHEREAS, the Released Guarantors have been released and discharged from the relevant guarantee obligations under the Existing Credit Facility pursuant to a Deed of Release (the “Credit Facility Release”), dated as of February 15, 2011 between, inter alia, the Security Trustee and the Released Guarantors, which is attached hereto as Exhibit A;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Issuer and the Released Guarantors mutually covenant and agree, and the Trustee acknowledges as follows:

1.	Pursuant to Section 11.08(b)(4)(B) of the Indenture, upon the release of the Released Guarantors’ guarantee obligations under the Existing Credit Facility pursuant to the Credit Facility Release, the Note Guarantee of each of the Released Guarantors is released and discharged, and each of the Released Guarantors is released and discharged from its obligations under its Note Guarantee and the Indenture.

2.	The Trustee shall not be responsible or liable in any manner whatsoever for or in respect of, and makes no representation as to, the validity, adequacy or sufficiency of this Release or for or in respect of the recitals contained herein, all of which recitals are made solely by the Released Guarantors and the Issuer.

3.	THIS RELEASE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO CONFLICTS OF LAW PRINCIPLES TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

4.	The parties may sign any number of copies of this Release. Each signed copy shall be an original, but all of them together represent the same agreement.

(signature pages follow)

IN WITNESS WHEREOF, the parties hereto have caused this Release to be duly executed and attested, all as of the date first above written.

VIRGIN MEDIA SECURED FINANCE PLC

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

ANGLIA CABLE COMMUNICATIONS LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

BIRMINGHAM CABLE CORPORATION LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

CABLE LONDON LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

CABLETEL (UK) LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

CABLETEL HERTS AND BEDS LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

CABLETEL SURREY AND HAMPSHIRE LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

CABLETEL WEST GLAMORGAN LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

CABLETEL WEST RIDIND LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

CAMBRIDGE CABLE SERVICES LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

CAMBRIDGE HOLDING COMPANY LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

CCL CORPORATE COMMUNICATIONS SERVICES LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

CENTRAL CABLE HOLDINGS LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

CONTINENTAL SHELF 16 LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

CREDIT TRACK DEBIT RECOVERY LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

CRYSTAL PALACE RADIO LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

DIAMOND CABLE COMMUNICATIONS LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

EAST COAST CABLE LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

ED STONE LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

EMS INVESTMENTS LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

EUROBELL (HOLDINGS) LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

EUROBELL (IDA) LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

EUROBELL (NO. 2) LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

EUROBELL (NO. 3) LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

EUROBELL (NO. 4) LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

EUROBELL CPE LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

EUROBELL LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

FILEGALE LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

FLEXMEDIA LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

FLEXTECH (1992) LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

FLEXTECH (KINDERNET INVESTMENT) LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

FLEXTECH (TRAVEL CHANNEL) LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

FLEXTECH BROADBAND LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

FLEXTECH BROADCASTING LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

FLEXTECH CHILDRENS CHANNEL LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

FLEXTECH COMMUNICATIONS LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

FLEXTECH DIGITAL BROADCASTING LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

FLEXTECH DISTRIBUTION LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

FLEXTECH FAMILY CHANNEL LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

FLEXTECH IVS LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

FLEXTECH LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

FLEXTECH MEDIA HOLDINGS LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

FLEXTECH VIDEO GAMES LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

GENERAL CABLE GROUP LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

GENERAL CABLE HOLDINGS LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

GENERAL CABLE INVESTMENTS LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

GENERAL CABLE LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

INTERACTIVE DIGITAL SALES LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

JEWEL HOLDINGS

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

LANBASE EUROPEAN HOLDINGS LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

LANBASE LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

M&NW NETWORK LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

M&NW NETWORK LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL (AYLESBURY AND CHILTERN) LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL (B) LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL (BROADBAND) LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL (CITY & WESTMINSTER) LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL (COUNTRY DURHAM) LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL (CRUK) LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL (CWC HOLDINGS)

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL (CWC) CORPORATION LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL (CWC) LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL (CWC) PROGRAMMING LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL (CWC) UK

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL (EALING) LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL (FENLAND) LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL (GREENWICH AND LEWISHAM) LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL (HAMPSHIRE) LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL (HARROGATE) LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL (HARROW) LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL (HARROW) LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL (KENT) LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL (LAMBETH AND SOUTHWARK) LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL (LEEDS) LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL (NORWICH) LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL (PETERBOROUGH) LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL (SOUTH EAST) LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL (SOUTH LONDON) LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL (SOUTHAMPTON AND EASTLEIGH) LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL (SUNDERLAND) LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL (THAMESMEAD) LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL (V)

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL (WANDSWORTH) LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL (WEARSIDE) LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL (WEST LONDON) LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL (YORCAN) LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL (YORK) LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL ACQUISITION COMPANY LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL BOLTON CABLEVISION HOLDING COMPANY

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL BUSINESS (IRELAND) LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL CABLECOMMS EAST LANCASHIRE

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL CABLECOMMS GROUP LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL CABLECOMMS HOLDINGS NO. 1 LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL CABLECOMMS HOLDINGS NO. 2 LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL CABLECOMMS LANCASHIRE NO. 1

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL CABLECOMMS LANCASHIRE NO. 2

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL CABLECOMMS LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL CABLECOMMS MANCHESTER LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL CABLECOMMS WEST SURRY LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL CHARTWELL HOLDINGS LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL COMMUNICATIONS SERVICES LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL DARLINGTON LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL DERBY CABLEVISION HOLDING COMPANY

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL FINANCE LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL FUNDING LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL GLASGOW HOLDINGS LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL HOLDINGS (BROADLAND) LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL HOLDINGS (EAST LONDON) LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL HOLDINGS (FENLAND) LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL HOLDINGS (LEEDS) LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL HOLDINGS (NORWICH) LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL HOLDINGS (PETERBOROUGH) LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL INTERNET SERVICES LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL IRISH HOLDINGS LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL KIRKLEES HOLDINGS LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL MANCHESTER CABLEVISION HOLDING COMPANY

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL MICROLOCK SERVICES LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL NATIONAL NETWORKS LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL PARTCHEER COMPANY LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL RECTANGLE LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL SIDEOFFER LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL SOLENT TELEPHONE AND CABLE TV COMPANY LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL SOUTH CENTRAL LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL SOUTH WALES LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL STREETUNIQUE PROJECTS LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL STREETUNIT PROJECTS LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL STREETUSUAL SERVICES LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL STREETVISION SERVICES LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL STREETVITAL SERVICES LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL STREETWARM SERVICES LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL STREETWIDE SERVICES LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL STRIKEAGENT TRADING LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL STRIKEAMOUNT TRADING LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL STRIKEPART TRADING LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL TECHNICAL SUPPORT COMPANY LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL TEESSIDE LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL TELECOM SERVICES LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL UK TELEPHONE AND CABLE TV HOLDING COMPANY LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL VICTORIA II LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL VICTORIA LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

NTL WINSTON HOLDINGS LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

SCREENSHOP LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

SOUTHERN EAST ANGLIA CABLE LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

SOUTHWESTERN BELL INTERNATIONAL HOLDINGS LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

TELEWEST COMMUNICATIONS (CENTRAL LANCASHIRE) LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

TELEWEST COMMUNICATIONS (COSTSWOLD) LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

TELEWEST COMMUNICATIONS (LIVERPOOL) LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

TELEWEST COMMUNICATIONS (LONDON SOUTH) LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

TELEWEST COMMUNICATIONS (NOMINEES) LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

TELEWEST COMMUNICATIONS (NORTH EAST) LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

TELEWEST COMMUNICATIONS (NORTH WEST) LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

TELEWEST COMMUNICATIONS (SOUTH EAST) LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

TELEWEST COMMUNICATIONS (SOUTH THAMES ESTUARY) LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

TELEWEST COMMUNICATIONS (SOUTH WEST) LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

TELEWEST COMMUNICATIONS (ST. HELENS & KNOWSLEY) LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

TELEWEST COMMUNICATIONS (TYNESIDE) LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

TELEWEST COMMUNICATIONS CABLE LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

TELEWEST COMMUNICATIONS HOLDCO LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

TELEWEST LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

TELEWEST PARLIAMENTARY HOLDINGS LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

THE CABLE CORPORATION LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

THE YORKSHIRE CABLE GROUP LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

THESEUS NO. 1 LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

THESEUS NO. 2 LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

TVS TELEVISION 1LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

UNITED ARTISTS INVESTMENTS 1LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

VM SUNDIAL 1LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

WINDSOR TELEVISION 1LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

XL DEBT RECOVERY AGENCY LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

YORKSHIRE CABLE COMMUNICATIONS LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

BIRMINGHAM CABLE FINANCE LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

TELEWEST COMMUNICATIONS (COTSWOLDS) VENTURE, by its partners:

Cotswolds Cable Limited Partnership

By: Theseus No. 1 Limited, Cotswolds Cable Limited Partnership’s general partner

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director of Theseus No. 1 Limited

By: Theseus No. 2 Limited, Cotswolds Cable Limited Partnership’s general partner

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director of Theseus No. 2 Limited

Telewest Communications (Cotswolds) Limited

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director of Telewest Communications (Cotswolds) Limited

TELEWEST COMMUNICATIONS (SCOTLAND) VENTURE, by its partners:

Edinburgh Cable Limited Partnership

By: Theseus No. 1 Limited, Edinburgh Cable Limited Partnership’s general partner

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director of Theseus No. 1 Limited

By: Theseus No. 2 Limited, Edinburgh Cable Limited Partnership’s general partner

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director of Theseus No. 2 Limited

Telewest Communications (Scotland) Limited

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director of Telewest Communications (Scotland) Limited

TELEWEST COMMUNICATIONS (SOUTH EAST) PARTNERSHIP, by its partners:

Estuaries Cable Limited Partnership

By: Theseus No. 1 Limited, Estuaries Cable Limited Partnership’s general partner

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director of Theseus No. 1 Limited

By: Theseus No. 2 Limited, Estuaries Cable Limited Partnership’s general partner

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director of Theseus No. 2 Limited

Telewest Communications (South East) Limited

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director of Telewest Communications (South East) Limited

Telewest Communications (South Thames Estuary) Limited

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director of Telewest Communications (South Thames Estuary) Limited

CABLETEL SCOTLAND LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

In the presence of:

Witness:	/s/ OMAR NASAR
Full name:	Omar Nasar
Address:	99 City Road, EC1Y 1AX
All together on	15/2/2011

TELEWEST COMMUNICATIONS (SCOTLAND HOLDINGS) LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

In the presence of:

Witness:	/s/ OMAR NASAR
Full name:	Omar Nasar
Address:	99 City Road, EC1Y 1AX
All together on	15/2/2011

TELEWEST COMMUNICATIONS (SCOTLAND) LIMITED

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director

In the presence of:

Witness:	/s/ OMAR NASAR
Full name:	Omar Nasar
Address:	99 City Road, EC1Y 1AX
All together on	15/2/2011

NNS U.K. HOLDINGS 2, INC.

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: President

NNS U.K. HOLDINGS 1 INC.

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Manager

NORTH CABLECOMMS HOLDINGS, INC.

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: President

NORTH CABLECOMMS L.L.C.

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Manager

NORTH CABLECOMMS MANAGEMENT, INC.

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: President

NTL (TRIANGLE) LLC

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Manager

NTL BROMLEY COMPANY

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: President

NTL CABLECOMMS GROUP, INC.

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: President

NTL CHARTWELL HOLDINGS 2, INC.

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: President

NTL CHARTWELL HOLDINGS, INC.

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: President

NTL NORTH CABLECOMMS HOLDINGS, INC.

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: President

NTL NORTH CABLECOMMS MANAGEMENT, INC.

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: President

NTL NORTH CABLECOMMS HOLDINGS, INC.

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: President

NTL PROGRAMMING SUBSIDIARY COMPANY

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: President

NTL SOLENT COMPANY

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: President

NTL SOUTH CABLECOMMS HOLDINGS, INC.

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: President

NTL NORTH CABLECOMMS MANAGEMENT, INC.

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: President

NTL SURREY COMPANY

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: President

NTL SUSSEX COMPANY

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: President

NTL UK CABLECOMMS HOLDINGS, INC

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: President

NTL WESSEX COMPANY

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: President

NTL WINSTON HOLDINGS, INC.

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: President

NTL WIRRAL COMPANY

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: President

SOUTH CABLECOMMS HOLDINGS, INC.

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: President

SOUTH CABLECOMMS L.L.C.

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Manager

SOUTH CABLECOMMS MANAGEMENT, INC.

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: President

WINSTON INVESTORS L.L.C

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Manager

CHARTWELL INVESTORS L.P.

By: NTL Chartwell Holdings Limited, its general partner

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director of NTL Chartwell Holdings Limited

AVON CABLE LIMITED PARTNERSHIP

By: Theseus No. 1 Limited, its general partner

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director of Theseus No. 1 Limited

By: Theseus No. 2 Limited, its general partner

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director of Theseus No. 2 Limited

COTSWOLDS CABLE LIMITED PARTNERSHIP

By: Theseus No. 1 Limited, its general partner

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director of Theseus No. 1 Limited

By: Theseus No. 2 Limited, its general partner

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director of Theseus No. 2 Limited

EDINBURGH CABLE LIMITED PARTNERSHIP

By: Theseus No. 1 Limited, its general partner

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director of Theseus No. 1 Limited

By: Theseus No. 2 Limited, its general partner

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director of Theseus No. 2 Limited

ESTUARIES CABLE LIMITED PARTNERSHIP

By: Theseus No. 1 Limited, its general partner

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director of Theseus No. 1 Limited

By: Theseus No. 2 Limited, its general partner

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director of Theseus No. 2 Limited

TCI/US WEST CABLE COMMUNICATIONS GROUP

By: Theseus No. 1 Limited, its general partner

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director of Theseus No. 1 Limited

By: Theseus No. 2 Limited, its general partner

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director of Theseus No. 2 Limited

TYNESIDE CABLE LIMITED PARTNERSHIP

By: Theseus No. 1 Limited, its general partner

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director of Theseus No. 1 Limited

By: Theseus No. 2 Limited, its general partner

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director of Theseus No. 2 Limited

UNITED CABLE (LONDON SOUTH) LIMITED PARTNERSHIP

By: Theseus No. 1 Limited, its general partner

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director of Theseus No. 1 Limited

By: Theseus No. 2 Limited, its general partner

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director of Theseus No. 2 Limited

LONDON SOUTH CABLE PARTNERSHIP

By: United Cable (London) South Limited Partnership, its managing partner

By: Theseus No. 1 Limited, United Cable (London) South Limited Partnership’s general partner

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director of Theseus No. 1 Limited

By: Crystal Palace Radio Limited, its partner

By:	/s/ ROBERT MACKENZIE
Name: Robert Mackenzie
Title: Director of Crystal Palace Radio Limited

FUTURE ENTERTAINMENT S.À R.L.

By:	/s/ EMMA JONES
Name: Emma Jones
Title: General Manager

THE BANK OF NEW YORK MELLON,
as Trustee

By:	/s/ MICHAEL LEE
Name: Michael Lee
Title: Senior Associate

SCHEDULE 1

THE RELEASED GUARANTORS

Entity Name
1.	Anglia Cable Communications Limited
2.	Avon Cable Limited Partnership
3.	Birmingham Cable Corporation Limited
4.	Birmingham Cable Finance Limited
5.	Cable London Limited
6.	Cabletel (UK) Limited
7.	CableTel Herts and Beds Limited
8.	CableTel Scotland Limited
9.	CableTel Surrey and Hampshire Limited
10.	CableTel West Glamorgan Limited
11.	CableTel West Riding Limited
12.	Cambridge Cable Services Limited
13.	Cambridge Holding Company Limited
14.	CCL Corporate Communications Services Limited
15.	Central Cable Holdings Limited
16.	Chartwell Investors L.P.
17.	Continental Shelf 16 Limited
18.	Cotswolds Cable Limited Partnership
19.	Credit-Track Debt Recovery Limited
20.	Crystal Palace Radio Limited
21.	Diamond Cable Communications Limited
22.	East Coast Cable Limited

Entity Name
23.	Ed Stone Limited
24.	Edinburgh Cable Limited Partnership
25.	EMS Investments Limited
26.	Estuaries Cable Limited Partnership
27.	EuroBell (Holdings) Limited
28.	EuroBell (IDA) Limited
29.	EuroBell (No. 2) Limited
30.	EuroBell (No. 3) Limited
31.	EuroBell (No. 4) Limited
32.	EuroBell CPE Limited
33.	EuroBell Limited
34.	Filegale Limited
35.	Fleximedia Limited
36.	Flextech (1992) Limited
37.	Flextech (Kindernet Investment) Limited
38.	Flextech (Travel Channel) Limited
39.	Flextech Broadband Limited
40.	Flextech Broadcasting Limited
41.	Flextech Childrens Channel Limited
42.	Flextech Communications Limited
43.	Flextech Digital Broadcasting Limited
44.	Flextech Distribution Limited
45.	Flextech Family Channel Limited

Entity Name
46.	Flextech IVS Limited
47.	Flextech Limited
48.	Flextech Media Holdings Limited
49.	Flextech Video Games Limited
50.	Future Entertainment S.à r.l.
51.	General Cable Group Limited
52.	General Cable Holdings Limited
53.	General Cable Investments Limited
54.	General Cable Limited
55.	Interactive Digital Sales Limited
56.	Jewel Holdings
57.	Lanbase European Holdings Limited
58.	Lanbase Limited
59.	London South Cable Partnership
60.	M&NW II Network Limited
61.	M&NW Network Limited
62.	NNS U.K. Holdings 2, Inc.
63.	NNS UK Holdings 1 LLC
64.	North CableComms Holdings, Inc.
65.	North CableComms L.L.C.
66.	North CableComms Management, Inc.
67.	NTL (Aylesbury and Chiltern) Limited
68.	NTL (B) Limited

Entity Name
69.	NTL (Broadland) Limited
70.	NTL (City & Westminster) Limited
71.	NTL (County Durham) Limited
72.	NTL (CRUK)
73.	NTL (CWC Holdings)
74.	NTL (CWC) Corporation Limited
75.	NTL (CWC) Limited
76.	NTL (CWC) Programming Limited
77.	NTL (CWC) UK
78.	NTL (Ealing) Limited
79.	NTL (Fenland) Limited
80.	NTL (Greenwich and Lewisham) Limited
81.	NTL (Hampshire) Limited
82.	NTL (Harrogate) Limited
83.	NTL (Harrow) Limited
84.	NTL (Kent) Limited
85.	NTL (Lambeth and Southwark) Limited
86.	NTL (Leeds) Limited
87.	NTL (Norwich) Limited
88.	NTL (Peterborough) Limited
89.	NTL (South East) Limited
90.	NTL (South London) Limited
91.	NTL (Southampton and Eastleigh) Limited

Entity Name
92.	NTL (Sunderland) Limited
93.	NTL (Thamesmead) Limited
94.	NTL (Triangle) LLC
95.	NTL (V)
96.	NTL (Wandsworth) Limited
97.	NTL (Wearside) Limited
98.	NTL (West London) Limited
99.	NTL (Yorcan) Limited
100.	NTL (York) Limited
101.	NTL Acquisition Company Limited
102.	NTL Bolton Cablevision Holding Company
103.	NTL Bromley Company
104.	NTL Business (Ireland) Limited
105.	NTL Cablecomms East Lancashire
106.	NTL Cablecomms Group Limited
107.	NTL CableComms Group, Inc.
108.	NTL Cablecomms Holdings No. 1 Limited
109.	NTL Cablecomms Holdings No. 2 Limited
110.	NTL Cablecomms Lancashire No. 1
111.	NTL Cablecomms Lancashire No. 2
112.	NTL Cablecomms Limited
113.	NTL Cablecomms Manchester Limited
114.	NTL Cablecomms West Surrey Limited

Entity Name
115.	NTL Chartwell Holdings 2, Inc.
116.	NTL Chartwell Holdings Limited
117.	NTL Chartwell Holdings, Inc.
118.	NTL Communications Services Limited
119.	NTL Darlington Limited
120.	NTL Derby Cablevision Holding Company
121.	NTL Finance Limited
122.	NTL Funding Limited
123.	NTL Glasgow Holdings Limited
124.	NTL Holdings (Broadland) Limited
125.	NTL Holdings (East London) Limited
126.	NTL Holdings (Fenland) Limited
127.	NTL Holdings (Leeds) Limited
128.	NTL Holdings (Norwich) Limited
129.	NTL Holdings (Peterborough) Limited
130.	NTL Internet Services Limited
131.	NTL Irish Holdings Limited
132.	NTL Kirklees Holdings Limited
133.	NTL Manchester Cablevision Holding Company
134.	NTL Microclock Services Limited
135.	NTL National Networks Limited
136.	NTL North CableComms Holdings, Inc.
137.	NTL North CableComms Management, Inc.

Entity Name
138.	NTL Partcheer Company Limited
139.	NTL Programming Subsidiary Company
140.	NTL Rectangle Limited
141.	NTL Sideoffer Limited
142.	NTL Solent Company
143.	NTL Solent Telephone and Cable TV Company Limited
144.	NTL South CableComms Holdings, Inc.
145.	NTL South CableComms Management, Inc.
146.	NTL South Central Limited
147.	NTL South Wales Limited
148.	NTL Streetunique Projects Limited
149.	NTL Streetunit Projects Limited
150.	NTL Streetusual Services Limited
151.	NTL Streetvision Services Limited
152.	NTL Streetvital Services Limited
153.	NTL Streetwarm Services Limited
154.	NTL Streetwide Services Limited
155.	NTL Strikeagent Trading Limited
156.	NTL Strikeamount Trading Limited
157.	NTL Strikeapart Trading Limited
158.	NTL Surrey Company
159.	NTL Sussex Company
160.	NTL Technical Support Company Limited

Entity Name
161.	NTL Teesside Limited
162.	NTL Telecom Services Limited
163.	NTL UK CableComms Holdings, Inc.
164.	NTL UK Telephone and Cable TV Holding Company Limited
165.	NTL Victoria II Limited
166.	NTL Victoria Limited
167.	NTL Wessex Company
168.	NTL Winston Holdings Limited
169.	NTL Winston Holdings, Inc.
170.	NTL Wirral Company
171.	Screenshop Limited
172.	South CableComms Holdings, Inc.
173.	South CableComms L.L.C.
174.	South CableComms Management, Inc.
175.	Southern East Anglia Cable Limited
176.	Southwestern Bell International Holdings Limited
177.	TCI/US West Cable Communications Group
178.	Telewest Communications (Central Lancashire) Limited
179.	Telewest Communications (Cotswolds) Limited
180.	Telewest Communications (Cotswolds) Venture
181.	Telewest Communications (Liverpool) Limited
182.	Telewest Communications (London South) Limited
183.	Telewest Communications (Nominees) Limited

Entity Name
184.	Telewest Communications (North East) Limited
185.	Telewest Communications (North West) Limited
186.	Telewest Communications (Scotland Holdings) Limited
187.	Telewest Communications (Scotland) Limited
188.	Telewest Communications (Scotland) Venture
189.	Telewest Communications (South East) Limited
190.	Telewest Communications (South East) Partnership
191.	Telewest Communications (South Thames Estuary) Limited
192.	Telewest Communications (South West) Limited
193.	Telewest Communications (St. Helens & Knowsley) Limited
194.	Telewest Communications (Tyneside) Limited
195.	Telewest Communications (Wigan) Limited
196.	Telewest Communications Cable Limited
197.	Telewest Communications Holdco Limited
198.	Telewest Limited
199.	Telewest Parliamentary Holdings Limited
200.	The Cable Corporation Limited
201.	The Yorkshire Cable Group Limited
202.	Theseus No. 1 Limited
203.	Theseus No. 2 Limited
204.	TVS Television Limited
205.	Tyneside Cable Limited Partnership
206.	United Artists Investments Limited

Entity Name
207.	United Cable (London South) Limited Partnership
208.	VM Sundial Limited
209.	Windsor Television Limited
210.	Winston Investors L.L.C.
211.	XL Debt Recovery Agency Limited
212.	Yorkshire Cable Communications Limited

Exhibit A

Deed of Release

between

Deutsche Bank AG, London Branch

and

Virgin Media Investment Holdings Limited

and

The Companies listed in Schedule 1

(as Released Obligors)

15 February 2011

THIS DEED is dated 15 February 2011

BETWEEN

(1)	DEUTSCHE BANK AG, LONDON BRANCH in its capacity as security trustee under and for the purposes of the Security Documents referred to below (the “Security Trustee”);

(2)	VIRGIN MEDIA INVESTMENT HOLDINGS LIMITED, a company incorporated in England and Wales with company number 03173552 whose registered office is at 160 Great Portland Street, London W1W 5QA (“VMIH”); and

(3)	THE COMPANIES whose respective registered names and registered numbers are set out in Schedule 1 (the “Released Obligors”).

WHEREAS

(A)	Pursuant to a senior facilities agreement dated 16 March 2010 (as from time to time amended, varied, novated or supplemented) (the “Senior Facilities Agreement”), and made between, inter alia, Virgin Media Inc. as Ultimate Parent, Virgin Media Finance PLC as Parent, Virgin Media Investment Holdings Limited, Virgin Media Limited, Virgin Media Wholesale Limited, VMIH Sub Limited and Virgin Media SFA Finance Limited as Original Borrowers, BNP Paribas London Branch and Deutsche Bank AG, London Branch as Global Coordinators and Physical Bookrunners, BNP Paribas London Branch, Deutsche Bank AG, London Branch, Crèdit Agricole Corporate and Investment Bank, GE Corporate Finance Bank SAS, Goldman Sachs International, J.P. Morgan PLC, Lloyds TSB Corporate Markets, Merrill Lynch International, The Royal Bank of Scotland plc and UBS Limited as Bookrunners and Mandated Lead Arrangers, Deutsche Bank AG, London Branch as Facility Agent (the “Facility Agent”), Deutsche Bank AG, London Branch as Security Trustee, Deutsche Bank AG, London Branch as Original L/C Bank, and the financial and other institutions named in it as Lenders (each such term as defined therein), the Lenders made available certain loan facilities for the account of the Original Borrowers (each as defined therein).

(B)	Pursuant to the terms of a group intercreditor deed originally dated 3 March 2006 (as amended and restated on 13 June 2006, 10 July 2006, 15 May 2008, 30 October 2009 and 8 January 2010 and as from time to time further amended, varied, novated or supplemented) (the “Group Intercreditor Deed”) between, amongst others, Deutsche Bank AG, London Branch as Facility Agent and Security Trustee, the Original Senior Borrowers, the Original Senior Guarantors, the Senior Lenders, the Hedge Counterparties, the Intergroup Debtors and the Intergroup Creditors (each such term as defined therein), the parties thereto agreed to regulate their relationship as creditors on the terms set out therein.

(C)	Pursuant to the terms of the Group Intercreditor Deed, the Released Obligors and the Security Trustee have entered into the documents listed in Schedule 2 (the “Released Documents”).

(D)

The Secured Obligations secured by the charges created in favour of the Security Trustee by the Released Documents include amongst others: (i) all present and future obligations and liabilities (whether actual or contingent and whether owed jointly or severally or in any capacity whatsoever) of the obligors under the Senior Facilities Agreement; and (ii) all present and future obligations and liabilities of Virgin Media Secured Finance PLC (the “Issuer”) in respect of certain (A) U.S. Dollar denominated 6.50% senior secured notes due 2018 (the “Dollar Notes”); and (B) pound sterling denominated 7.00% senior secured notes due 2018 (the “Sterling Notes” and, together with the Dollar Notes, the “Notes”) issued pursuant to the terms of an indenture dated 19 January 2010 (as from time to time amended, varied, novated or supplemented) (the “Notes Indenture”) between, amongst others, the Issuer, Virgin Media Inc., as parent, Virgin Media Finance plc, as VM Finance Co, Virgin Media Investment Holdings Limited (“VMIH”), the subsidiary guarantors party thereto, The Bank of New York Mellon as trustee (the “Notes Trustee”) and The Bank of New York Mellon (Luxembourg) S.A. as Luxembourg paying agent.

(E)	Pursuant to Section 11 (Guarantees) of the Notes Indenture, amongst others, each Released Obligor agreed to provide joint and several, irrevocable and unconditional guarantees to each holder of the Notes and the Notes Trustee in respect thereof (each such guarantee, a “Notes Guarantee”).

(F)	Pursuant to the terms of the Senior Facilities Agreement, the Security Trustee shall (and is authorised by the other Relevant Finance Parties to), at the request and cost of VMIH, execute such documents as may be required to release the Released Obligors from any guarantees, indemnities and/or Security Documents to which they are party and to release them from their other obligations under any Relevant Finance Documents, provided that VMIH has delivered a certificate to the Facility Agent in accordance with Clause 44.5(c) of the Senior Facilities Agreement (the “Certificate”) certifying that upon release of the Released Obligors from their obligations under the Senior Facilities Agreement, the 80% Security Test will continue to be satisfied.

(G)	The Certificate has been delivered to the Facility Agent by VMIH on or before the date hereof. Accordingly, the Security Trustee has agreed to release certain guarantees and security as specified below.

(H)	For the avoidance of doubt, the Notes Guarantees will, pursuant to the terms of Section 11.08 (Release of Guarantees) of the Notes Indenture, be automatically and unconditionally released and discharged upon the release of the guarantees and security granted pursuant to the Senior Facilities Agreement and/or the Debentures and/or the Confirmation Deed as described below.

NOW THIS DEED WITNESSETH as follows:

1. DEFINITIONS

Unless the context otherwise requires or unless otherwise defined in this Deed, words and expressions defined in the Group Intercreditor Deed and (unless otherwise defined in the Group Intercreditor Deed) the Senior Facilities Agreement shall have the same meanings when used in this Deed (including the recitals);

“Charged Assets” means those assets, including where relevant present and future properties, revenues and rights of every description, of each Released Obligor which are the subject of security created pursuant to the Released documents to which such Released Obligor is a party; and

“Released Obligors” means the entities detailed at Schedule 1 to this Deed, and “Released Obligor” means any one of them.

2. RELEASE AND DISCHARGE

2.1 With effect from the date hereof, the Security Trustee and the Facility Agent (as applicable) hereby irrevocably and unconditionally release and discharge each of the Released Obligors from their respective obligations under:

(a) the Senior Facilities Agreement, including, but not limited to, any guarantee and indemnity obligations under Clause 29 thereof; and

(b) any other Relevant Finance Document to which any Released Obligor is a party.

2.2 With effect from the date hereof, the Security Trustee hereby irrevocably and unconditionally:

(a) releases to each Released Obligor all of their respective rights, title and interests in and to the Charged Assets charged in favour of the Security Trustee pursuant to the terms of the Released Documents, and releases all Encumbrances created or purported to be created by each Released Obligor pursuant to the Security Documents;

(b) reassigns to each Released Obligor all Charged Assets assigned by way of security under the Released Documents; and

(c) discharges and releases each Released Obligor from their respective obligations to the Security Trustee under the Released Documents in respect of such Charged Assets.

3. NON-CRYSTALLISATION

The Security Trustee hereby certifies that:

(a) it is not aware of any event or matter which may have caused any floating charge created by the Released Documents automatically to crystallise into a fixed charge;

(b) it is not aware of any matter which would entitle it to crystallise any floating charge created by the Released Documents into a fixed charge; and

(c) it has not taken any steps to crystallise any floating charge created by the Released Documents into a fixed charge.

4. REPRESENTATIONS AND WARRANTIES

4.1 VMIH hereby represents and warrants to the Security Trustee that:

(i) the release and discharge of all of the obligations of the Released Obligors under the Senior Facilities Agreement (including any guarantee and indemnity obligations thereunder) and any other Relevant Finance Documents to which they are party pursuant to Clause 2 of this Deed; and

(ii) the release, reassignment and discharge of the security over the Charged Assets pursuant to Clause 2.2 of this Deed and the giving of a certificate of non-crystallisation in Clause 3 of this Deed,

are each in accordance with paragraph (c) of Clause 44.5 of the Senior Facilities Agreement.

4.2 Each Released Obligor represents and warrants to the Security Trustee that the release, reassignment and discharge of the security over the Released Obligors’ Charged Assets pursuant to Clause 2.2 of this Deed and the giving of the certificate of non-crystallisation in Clause 3 of this Deed is in accordance with paragraph (c) of Clause 44.5 of the Senior Facilities Agreement.

4.3 VMIH and each Released Obligor hereby represents and warrants to the Security Trustee that the releases, reassignments and discharges effected by Clause 2 of this Deed are permitted by the terms of the Notes Indenture.

5. CONTINUING SECURITY

Nothing in this Deed shall prejudice or affect the Security of the Security Trustee under the Security Documents in respect of the remaining property and assets (for the avoidance of doubt, excluding the Charged Assets in respect of only the Released Obligors, released or reassigned in accordance with Clause 2 above) charged therein or the rights of the Security Trustee thereunder.

6. FURTHER ASSURANCE

6.1 The Security Trustee and the Facility Agent agree, at the cost of any Released Obligor and upon the request of such Released Obligor to execute all such documents and do all such acts and things as such Released Obligor may at any time after the date of this Deed reasonably require to give effect to the provisions of this Deed.

6.2 Without limiting the generality of the foregoing, the Security Trustee, at the cost of VMIH or any Released Obligor, shall:

(i) return to such Released Obligor any stock transfer forms and share certificates in respect of such Released Obligor and any shares owned by such Released Obligor; and

(ii) return to such Released Obligor and VMIH (as applicable) all other documents that were delivered by any of them to the Security Trustee pursuant to the terms of the Security Documents and which such Released Obligor reasonably requests are returned.

7. COSTS AND EXPENSES

Each Released Obligor shall promptly on demand, and on full indemnity basis, pay to the Security Trustee and the Facility Agent all of the reasonable costs and expenses (including reasonable legal and out of pocket expenses and any VAT on such costs and expenses) which the Security Trustee and the Facility Agent incur in connection with the preparation, delivery, negotiation and execution of this Deed and any related documents.

8. PARTIAL INVALIDITY

If, at any time, any provision of this Deed is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Deed nor of such provision under the laws of any other jurisdiction shall in any way be affected or impaired thereby.

9. THIRD PARTY RIGHTS

A person who is not a party to this Deed has no right by reason of the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Deed.

10. COUNTERPARTS

This Deed may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

11. GOVERNING LAW

This Deed and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with English law and each of VMIH and each Released Obligor irrevocably submits to the non-exclusive jurisdiction of the English courts.

IN WITNESS whereof the parties hereto have executed this Deed on the date stated at the beginning of this Deed.

THE SECURITY TRUSTEE

Executed as a deed on behalf of

DEUTSCHE BANK AG, LONDON BRANCH

By:

By:

VIRGIN MEDIA INVESTMENT HOLDINGS LIMITED

Executed as a deed by VIRGIN MEDIA INVESTMENT HOLDINGS LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

ANGLIA CABLE COMMUNICATIONS LIMITED

Executed as a deed by ANGLIA CABLE COMMUNICATIONS LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

BIRMINGHAM CABLE CORPORATION LIMITED

Executed as a deed by BIRMINGHAM CABLE CORPORATION LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

CABLE LONDON LIMITED

Executed as a deed by CABLE LONDON LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

CABLETEL (UK) LIMITED

Executed as a deed by CABLETEL (UK) LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

CABLETEL HERTS AND BEDS LIMITED

Executed as a deed by CABLETEL HERTS AND BEDS LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

CABLETEL SURREY AND HAMPSHIRE LIMITED

Executed as a deed by CABLETEL SURREY AND HAMPSHIRE LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

CABLETEL WEST GLAMORGAN LIMITED

Executed as a deed by CABLETEL WEST GLAMORGAN LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

CABLETEL WEST RIDING LIMITED

Executed as a deed by CABLETEL WEST RIDING LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

CAMBRIDGE CABLE SERVICES LIMITED

Executed as a deed by CAMBRIDGE CABLE SERVICES LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

CAMBRIDGE HOLDING COMPANY LIMITED

Executed as a deed by CAMBRIDGE HOLDING COMPANY LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

CCL CORPORATE COMMUNICATIONS SERVICES LIMITED

Executed as a deed by CCL CORPORATE COMMUNICATIONS SERVICES LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

CENTRAL CABLE HOLDINGS LIMITED

Executed as a deed by CENTRAL CABLE HOLDINGS LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

CONTINENTAL SHELF 16 LIMITED

Executed as a deed by CONTINENTAL SHELF 16 LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

CREDIT-TRACK DEBT RECOVERY LIMITED

Executed as a deed by CREDIT-TRACK DEBT RECOVERY LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

CRYSTAL PALACE RADIO LIMITED

Executed as a deed by CRYSTAL PALACE RADIO LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

DIAMOND CABLE COMMUNICATIONS LIMITED

Executed as a deed by DIAMOND CABLE COMMUNICATIONS LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

EAST COAST CABLE LIMITED

Executed as a deed by EAST COAST CABLE LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

ED STONE LIMITED

Executed as a deed by ED STONE LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

EMS INVESTMENTS LIMITED

Executed as a deed by EMS INVESTMENTS LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

EUROBELL (HOLDINGS) LIMITED

Executed as a deed by EUROBELL (HOLDINGS) LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

EUROBELL (IDA) LIMITED

Executed as a deed by EUROBELL (IDA) LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

EUROBELL (NO. 2) LIMITED

Executed as a deed by EUROBELL (NO. 2) LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

EUROBELL (NO. 3) LIMITED

Executed as a deed by EUROBELL (NO. 3) LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

EUROBELL (NO. 4) LIMITED

Executed as a deed by EUROBELL (NO. 4) LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

EUROBELL CPE LIMITED

Executed as a deed by EUROBELL CPE LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

EUROBELL LIMITED

Executed as a deed by EUROBELL LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

FILEGALE LIMITED

Executed as a deed by FILEGALE LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

FLEXIMEDIA LIMITED

Executed as a deed by FLEXIMEDIA LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

FLEXTECH (1992) LIMITED

Executed as a deed by FLEXTECH (1992) LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

FLEXTECH (KINDERNET INVESTMENT) LIMITED

Executed as a deed by FLEXTECH (KINDERNET INVESTMENT) LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

FLEXTECH (TRAVEL CHANNEL) LIMITED

Executed as a deed by FLEXTECH (TRAVEL CHANNEL) LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

FLEXTECH BROADBAND LIMITED

Executed as a deed by FLEXTECH BROADBAND LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

FLEXTECH BROADCASTING LIMITED

Executed as a deed by FLEXTECH BROADCASTING LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

FLEXTECH CHILDRENS CHANNEL LIMITED

Executed as a deed by FLEXTECH CHILDRENS CHANNEL LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

FLEXTECH COMMUNICATIONS LIMITED

Executed as a deed by FLEXTECH COMMUNICATIONS LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

FLEXTECH DIGITAL BROADCASTING LIMITED

Executed as a deed by FLEXTECH DIGITAL BROADCASTING LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

FLEXTECH DISTRIBUTION LIMITED

Executed as a deed by FLEXTECH DISTRIBUTION LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

FLEXTECH FAMILY CHANNEL LIMITED

Executed as a deed by FLEXTECH FAMILY CHANNEL LIMITED acting by:

Director
in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

FLEXTECH IVS LIMITED

Executed as a deed by FLEXTECH IVS LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

FLEXTECH LIMITED

Executed as a deed by FLEXTECH LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

FLEXTECH MEDIA HOLDINGS LIMITED

Executed as a deed by FLEXTECH MEDIA HOLDINGS LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

FLEXTECH VIDEO GAMES LIMITED

Executed as a deed by FLEXTECH VIDEO GAMES LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

GENERAL CABLE GROUP LIMITED

Executed as a deed by GENERAL CABLE GROUP LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

GENERAL CABLE INVESTMENTS LIMITED

Executed as a deed by GENERAL CABLE INVESTMENTS LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

GENERAL CABLE HOLDINGS LIMITED

Executed as a deed by GENERAL CABLE HOLDINGS LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

GENERAL CABLE LIMITED

Executed as a deed by GENERAL CABLE LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

INTERACTIVE DIGITAL SALES LIMITED

Executed as a deed by INTERACTIVE DIGITAL SALES LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

JEWEL HOLDINGS

Executed as a deed by JEWEL HOLDINGS acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

LANBASE EUROPEAN HOLDINGS LIMITED

Executed as a deed by LANBASE EUROPEAN HOLDINGS LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

LANBASE LIMITED

Executed as a deed by LANBASE LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

M&NW II NETWORK LIMITED

Executed as a deed by M&NW II NETWORK LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

M&NW NETWORK LIMITED

Executed as a deed by M&NW NETWORK LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

NTL (AYLESBURY AND CHILTERN) LIMITED

Executed as a deed by NTL (AYLESBURY AND CHILTERN) LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

NTL (B) LIMITED

Executed as a deed by NTL (B) LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

NTL (BROADBAND) LIMITED

Executed as a deed by NTL (BROADBAND) LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

NTL (CITY & WESTMINSTER) LIMITED

Executed as a deed by NTL (CITY & WESTMINSTER) LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

NTL (COUNTY DURHAM) LIMITED

Executed as a deed by NTL (COUNTY DURHAM) LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

NTL (CRUK)

Executed as a deed by NTL (CRUK) acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

NTL (CWC HOLDINGS)

Executed as a deed by NTL (CWC HOLDINGS) acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

NTL (CWC) CORPORATION LIMITED

Executed as a deed by NTL (CWC) CORPORATION LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

NTL (CWC) LIMITED

Executed as a deed by NTL (CWC) LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

NTL (CWC) PROGRAMMING LIMITED

Executed as a deed by NTL (CWC) PROGRAMMING LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

NTL (CWC) UK

Executed as a deed by NTL (CWC) UK acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

NTL (EALING) LIMITED

Executed as a deed by NTL (EALING) LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

NTL (FENLAND) LIMITED

Executed as a deed by NTL (FENLAND) LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

NTL (GREENWICH AND LEWISHAM) LIMITED

Executed as a deed by NTL (GREENWICH AND LEWISHAM) LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

NTL (HAMPSHIRE) LIMITED

Executed as a deed by NTL (HAMPSHIRE) LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

NTL (HARROGATE) LIMITED

Executed as a deed by NTL (HARROGATE) LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

NTL (HARROW) LIMITED

Executed as a deed by NTL (HARROW) LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

NTL (KENT) LIMITED

Executed as a deed by NTL (KENT) LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

NTL (LAMBETH AND SOUTHWARK) LIMITED

Executed as a deed by NTL (LAMBETH AND SOUTHWARK) LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

NTL (LEEDS) LIMITED

Executed as a deed by NTL (LEEDS) LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

NTL (NORWICH) LIMITED

Executed as a deed by NTL (NORWICH) LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

NTL (PETERBOROUGH) LIMITED

Executed as a deed by NTL (PETERBOROUGH) LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

NTL (SOUTH EAST) LIMITED

Executed as a deed by NTL (SOUTH EAST) LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

NTL (SOUTH LONDON) LIMITED

Executed as a deed by NTL (SOUTH LONDON) LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

NTL (SOUTHAMPTON AND EASTLEIGH) LIMITED

Executed as a deed by NTL (SOUTHAMPTON AND EASTLEIGH) LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

NTL (SUNDERLAND) LIMITED

Executed as a deed by NTL (SUNDERLAND) LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

NTL (THAMESMEAD) LIMITED

Executed as a deed by NTL (THAMESMEAD) LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

NTL (V)

Executed as a deed by NTL (V) acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

NTL (WANDSWORTH) LIMITED

Executed as a deed by NTL (WANDSWORTH) LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

NTL (WEARSIDE) LIMITED

Executed as a deed by NTL (WEARSIDE) LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

NTL (WEST LONDON) LIMITED

Executed as a deed by NTL (WEST LONDON) LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

NTL (YORCAN) LIMITED

Executed as a deed by NTL (YORCAN) LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

NTL (YORK) LIMITED

Executed as a deed by NTL (YORK) LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

NTL ACQUISITION COMPANY LIMITED

Executed as a deed by NTL ACQUISITION COMPANY LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

NTL BOLTON CABLEVISION HOLDING COMPANY

Executed as a deed by NTL BOLTON CABLEVISION HOLDING COMPANY acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

NTL BUSINESS (IRELAND) LIMITED

Executed as a deed by NTL BUSINESS (IRELAND) LIMITED acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

NTL CABLECOMMS EAST LANCASHIRE

Executed as a deed by NTL CABLECOMMS EAST LANCASHIRE acting by:

Director

in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

NTL CABLECOMMS GROUP LIMITED

Executed as a deed by NTL CABLECOMMS GROUP LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

NTL CABLECOMMS HOLDINGS NO. 1 LIMITED

Executed as a deed by NTL CABLECOMMS HOLDINGS NO. 1 LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

NTL CABLECOMMS HOLDINGS NO. 2 LIMITED

Executed as a deed by NTL CABLECOMMS HOLDINGS NO. 2 LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

NTL CABLECOMMS LANCASHIRE NO. 1

Executed as a deed by NTL CABLECOMMS LANCASHIRE NO. 1 acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

NTL CABLECOMMS LANCASHIRE NO. 2

Executed as a deed by NTL CABLECOMMS LANCASHIRE NO. 2 acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

NTL CABLECOMMS LIMITED

Executed as a deed by NTL CABLECOMMS LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

NTL CABLECOMMS MANCHESTER LIMITED

Executed as a deed by NTL CABLECOMMS MANCHESTER LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

NTL CABLECOMMS WEST SURREY LIMITED

Executed as a deed by NTL CABLECOMMS WEST SURREY LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

NTL CHARTWELL HOLDINGS LIMITED

Executed as a deed by NTL CHARTWELL HOLDINGS LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

NTL COMMUNICATIONS SERVICES LIMITED

Executed as a deed by NTL COMMUNICATIONS SERVICES LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

NTL DARLINGTON LIMITED

Executed as a deed by NTL DARLINGTON LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

NTL DERBY CABLEVISION HOLDING COMPANY

Executed as a deed by NTL DERBY CABLEVISION HOLDING COMPANY acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

NTL FINANCE LIMITED

Executed as a deed by NTL FINANCE LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

NTL FUNDING LIMITED

Executed as a deed by NTL FUNDING LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

NTL GLASGOW HOLDINGS LIMITED

Executed as a deed by NTL GLASGOW HOLDINGS LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

NTL HOLDINGS (BROADLAND) LIMITED

Executed as a deed by NTL HOLDINGS (BROADLAND) LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

NTL HOLDINGS (EAST LONDON) LIMITED

Executed as a deed by NTL HOLDINGS (EAST LONDON) LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

NTL HOLDINGS (FENLAND) LIMITED

Executed as a deed by NTL HOLDINGS (FENLAND) LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

NTL HOLDINGS (LEEDS) LIMITED

Executed as a deed by NTL HOLDINGS (LEEDS) LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

NTL HOLDINGS (NORWICH) LIMITED

Executed as a deed by NTL HOLDINGS (NORWICH) LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

NTL HOLDINGS (PETERBOROUGH) LIMITED

Executed as a deed by NTL HOLDINGS (PETERBOROUGH) LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

NTL INTERNET SERVICES LIMITED

Executed as a deed by NTL INTERNET SERVICES LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

NTL IRISH HOLDINGS LIMITED

Executed as a deed by NTL IRISH HOLDINGS LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

NTL KIRKLEES HOLDINGS LIMITED

Executed as a deed by NTL KIRKLEES HOLDINGS LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

NTL MANCHESTER CABLEVISION HOLDING COMPANY

Executed as a deed by NTL MANCHESTER CABLEVISION HOLDING COMPANY acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

NTL MICROCLOCK SERVICES LIMITED

Executed as a deed by NTL MICROCLOCK SERVICES LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

NTL NATIONAL NETWORKS LIMITED

Executed as a deed by NTL NATIONAL NETWORKS LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

NTL PARTCHEER COMPANY LIMITED

Executed as a deed by NTL PARTCHEER COMPANY LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

NTL RECTANGLE LIMITED

Executed as a deed by NTL RECTANGLE LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

NTL SIDEOFFER LIMITED

Executed as a deed by NTL SIDEOFFER LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

NTL SOLENT TELEPHONE AND CABLE TV COMPANY LIMITED

Executed as a deed by NTL SOLENT TELEPHONE AND CABLE TV COMPANY LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

NTL SOUTH CENTRAL LIMITED

Executed as a deed by NTL SOUTH CENTRAL LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

NTL SOUTH WALES LIMITED

Executed as a deed by NTL SOUTH WALES LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

NTL STREETUNIQUE PROJECTS LIMITED

Executed as a deed by NTL STREETUNIQUE PROJECTS LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

NTL STREETUNIT PROJECTS LIMITED

Executed as a deed by NTL STREETUNIT PROJECTS LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

NTL STREETUSUAL SERVICES LIMITED

Executed as a deed by NTL STREETUSUAL SERVICES LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

NTL STREETVISION SERVICES LIMITED

Executed as a deed by NTL STREETVISION SERVICES LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

NTL STREETVITAL SERVICES LIMITED

Executed as a deed by NTL STREETVITAL SERVICES LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

NTL STREEWARM SERVICES LIMITED

Executed as a deed by NTL STREETWARM SERVICES LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

NTL STREEWIDE SERVICES LIMITED

Executed as a deed by NTL STREEWIDE SERVICES LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

NTL STRIKEAGENT TRADING LIMITED

Executed as a deed by NTL STRIKEAGENT TRADING LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

NTL STRIKEAMOUNT TRADING LIMITED

Executed as a deed by NTL STRIKEAMOUNT TRADING LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

NTL STRIKEAPART TRADING LIMITED

Executed as a deed by NTL STRIKEAPART TRADING LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

NTL TECHNICAL SUPPORT COMPANY LIMITED

Executed as a deed by NTL TECHNICAL SUPPORT COMPANY LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

NTL TEESSIDE LIMITED

Executed as a deed by NTL TEESSIDE LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

NTL TELECOM SERVICES LIMITED

Executed as a deed by NTL TELECOM SERVICES LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

NTL UK TELEPHONE AND CABLE TV HOLDING COMPANY LIMITED

Executed as a deed by NTL UK TELEPHONE AND CABLE TV HOLDING COMPANY LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

NTL VICTORIA II LIMITED

Executed as a deed by NTL VICTORIA II LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

NTL VICTORIA LIMITED

Executed as a deed by NTL VICTORIA LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

NTL WINSTON HOLDINGS LIMITED

Executed as a deed by NTL WINSTON HOLDINGS LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

SCREENSHOP LIMITED

Executed as a deed by SCREENSHOP LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

SOUTHERN EAST ANGLIA CABLE LIMITED

Executed as a deed by SOUTHERN EAST ANGLIA CABLE LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

SOUTHWESTERN BELL INTERNATIONAL HOLDINGS LIMITED

Executed as a deed by SOUTHWESTERN BELL INTERNATIONAL HOLDINGS LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

TELEWEST COMMUNICATIONS (CENTRAL LANCASHIRE) LIMITED

Executed as a deed by TELEWEST COMMUNICATIONS (CENTRAL LANCASHIRE) LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

TELEWEST COMMUNICATIONS (COTSWOLDS) LIMITED

Executed as a deed by TELEWEST COMMUNICATIONS (COTSWOLDS) LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

TELEWEST COMMUNICATIONS (LIVERPOOL) LIMITED

Executed as a deed by TELEWEST COMMUNICATIONS (LIVERPOOL) LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

TELEWEST COMMUNICATIONS (LONDON SOUTH) LIMITED

Executed as a deed by TELEWEST COMMUNICATIONS (LONDON SOUTH) LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

TELEWEST COMMUNICATIONS (NOMINEES) LIMITED

Executed as a deed by TELEWEST COMMUNICATIONS (NOMINEES) LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

TELEWEST COMMUNICATIONS (NORTH EAST) LIMITED

Executed as a deed by TELEWEST COMMUNICATIONS (NORTH EAST) LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

TELEWEST COMMUNICATIONS (NORTH WEST) LIMITED

Executed as a deed by TELEWEST COMMUNICATIONS (NORTH WEST) LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

TELEWEST COMMUNICATIONS (SOUTH EAST) LIMITED

Executed as a deed by TELEWEST COMMUNICATIONS (SOUTH EAST) LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

TELEWEST COMMUNICATIONS (SOUTH THAMES ESTUARY) LIMITED

Executed as a deed by TELEWEST COMMUNICATIONS (SOUTH THAMES ESTUARY) LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

TELEWEST COMMUNICATIONS (SOUTH WEST) LIMITED

Executed as a deed by TELEWEST COMMUNICATIONS (SOUTH WEST) LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

TELEWEST COMMUNICATIONS (ST. HELENS & KNOWSLEY) LIMITED

Executed as a deed by TELEWEST COMMUNICATIONS (ST. HELENS & KNOWSLEY) LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

TELEWEST COMMUNICATIONS (TYNESIDE) LIMITED

Executed as a deed by TELEWEST COMMUNICATIONS (TYNESIDE) LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

TELEWEST COMMUNICATIONS (WIGAN) LIMITED

Executed as a deed by TELEWEST COMMUNICATIONS (WIGAN) LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

TELEWEST COMMUNICATIONS CABLE LIMITED

Executed as a deed by TELEWEST COMMUNICATIONS CABLE LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

TELEWEST COMMUNICATIONS HOLDCO LIMITED

Executed as a deed by TELEWEST COMMUNICATIONS HOLDCO LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

TELEWEST COMMUNICATIONS HOLDINGS LIMITED

Executed as a deed by TELEWEST COMMUNICATIONS HOLDINGS LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

TELEWEST LIMITED

Executed as a deed by TELEWEST LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

TELEWEST PARLIAMENTARY HOLDINGS LIMITED

Executed as a deed by TELEWEST PARLIAMENTARY HOLDINGS LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

THE CABLE CORPORATION LIMITED

Executed as a deed by THE CABLE CORPORATION LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

THE YORKSHIRE CABLE GROUP LIMITED

Executed as a deed by THE YORKSHIRE CABLE GROUP LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

THESEUS NO. 1 LIMITED

Executed as a deed by THESEUS NO. 1 LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

THESEUS NO. 2 LIMITED

Executed as a deed by THESEUS NO. 2 LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

TVS TELEVISION LIMITED

Executed as a deed by TVS TELEVISION LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

UNITED ARTISTS INVESTMENTS LIMITED

Executed as a deed by UNITED ARTISTS INVESTMENTS LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

VM SUNDIAL LIMITED

Executed as a deed by VM SUNDIAL LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

WINDSOR TELEVISION LIMITED

Executed as a deed by WINDSOR TELEVISION LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

XL DEBT RECOVERY AGENCY LIMITED

Executed as a deed by XL DEBT RECOVERY AGENCY LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

YORKSHIRE CABLE COMMUNICATIONS LIMITED

Executed as a deed by YORKSHIRE CABLE COMMUNICATIONS LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

CABLETEL SCOTLAND LIMITED

Executed as a deed by CABLETEL SCOTLAND LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

TELEWEST COMMUNICATIONS (SCOTLAND HOLDINGS) LIMITED

Executed as a deed by TELEWEST COMMUNICATIONS (SCOTLAND HOLDINGS) LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

TELEWEST COMMUNICATIONS (SCOTLAND) LIMITED

Executed as a deed by TELEWEST COMMUNICATIONS (SCOTLAND) LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

BIRMINGHAM CABLE FINANCE LIMITED

Executed as a deed by BIRMINGHAM CABLE FINANCE LIMITED acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

CHARTWELL INVESTORS L.P.

Executed as a deed by CHARTWELL INVESTORS L.P. acting by:

NTL Chartwell Holdings Limited, its general partner acting by:

Director

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

NNS U.K. HOLDINGS 2, INC.

Executed as a deed by NNS U.K. HOLDINGS 2, INC. acting by:

Vice President

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

NNS UK HOLDINGS 1 LLC

Executed as a deed by NNS UK HOLDINGS 1 LLC acting by:

Vice President

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

NORTH CABLECOMMS HOLDINGS, INC.

Executed as a deed by NORTH CABLECOMMS HOLDINGS, INC. acting by:

Vice President

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

NORTH CABLECOMMS L.L.C.

Executed as a deed by NORTH CABLECOMMS L.L.C. acting by:

Vice President

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

NORTH CABLECOMMS MANAGEMENT, INC.

Executed as a deed by NORTH CABLECOMMS MANAGEMENT, INC. acting by:

Vice President in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

NTL (TRIANGLE) LLC

Executed as a deed by NTL (TRIANGLE) LLC acting by:

Vice President in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

NTL BROMLEY COMPANY

Executed as a deed by NTL BROMLEY COMPANY acting by:

Vice President in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

NTL CABLECOMMS GROUP, INC.

Executed as a deed by NTL CABLECOMMS GROUP, INC. acting by:

Vice President

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

NTL CHARTWELL HOLDINGS 2, INC.

Executed as a deed by NTL CHARTWELL HOLDINGS 2, INC. acting by:

Vice President

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

NTL CHARTWELL HOLDINGS, INC.

Executed as a deed by NTL CHARTWELL HOLDINGS, INC. acting by:

Vice President

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

NTL NORTH CABLECOMMS HOLDINGS, INC.

Executed as a deed by NTL NORTH CABLECOMMS HOLDINGS, INC. acting by:

Vice President

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

NTL NORTH CABLECOMMS MANAGEMENT, INC.

Executed as a deed by NTL NORTH CABLECOMMS MANAGEMENT, INC. acting by:

Vice President

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

NTL PROGRAMMING SUBSIDIARY COMPANY

Executed as a deed by NTL PROGRAMMING SUBSIDIARY COMPANY acting by:

Vice President

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

NTL SOLENT COMPANY

Executed as a deed by NTL SOLENT COMPANY acting by:

Vice President

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

NTL SOUTH CABLECOMMS HOLDINGS, INC.

Executed as a deed by NTL SOUTH CABLECOMMS HOLDINGS, INC. acting by:

Vice President

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

NTL SOUTH CABLECOMMS MANAGEMENT, INC.

Executed as a deed by NTL SOUTH CABLECOMMS MANAGEMENT, INC. acting by:

Vice President

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

NTL SURREY COMPANY

Executed as a deed by NTL SURREY COMPANY acting by:

Vice President

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

NTL SUSSEX COMPANY

Executed as a deed by NTL SUSSEX COMPANY acting by:

Vice President

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

NTL UK CABLECOMMS HOLDINGS, INC.

Executed as a deed by NTL UK CABLECOMMS HOLDINGS, INC. acting by:

Vice President

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

NTL WESSEX COMPANY

Executed as a deed by NTL WESSEX COMPANY acting by:

Vice President

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

NTL WINSTON HOLDINGS, INC.

Executed as a deed by NTL WINSTON HOLDINGS, INC. acting by:

Vice President

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

NTL WIRRAL COMPANY

Executed as a deed by NTL WIRRAL COMPANY acting by:

Vice President

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

SOUTH CABLECOMMS HOLDINGS, INC.

Executed as a deed by SOUTH CABLECOMMS HOLDINGS, INC. acting by:

Vice President

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

SOUTH CABLECOMMS L.L.C.

Executed as a deed by SOUTH CABLECOMMS L.L.C. acting by:

Vice President

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

SOUTH CABLECOMMS MANAGEMENT, INC.

Executed as a deed by SOUTH CABLECOMMS MANAGEMENT, INC. acting by:

Vice President

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

WINSTON INVESTORS L.L.C.

Executed as a deed by WINSTON INVESTORS L.L.C. acting by:

Vice President

in the presence of:

Omar Nasar 99 City Road, London, EC1Y 1AX

AVON CABLE LIMITED PARTNERSHIP

Executed as a deed by AVON CABLE LIMITED PARTNERSHIP acting by:

1. Theseus No. 1 Limited, its general partner, acting by

Director in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

2. Theseus No. 2 Limited, its general partner, acting by

Director in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

COTSWOLDS CABLE LIMITED PARTNERSHIP

Executed as a deed by COTSWOLDS CABLE LIMITED PARTNERSHIP acting by:

1. Theseus No. 1 Limited, its general partner, acting by

Director in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

2. Theseus No. 2 Limited, its general partner, acting by

Director in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

EDINBURGH CABLE LIMITED PARTNERSHIP

Executed as a deed by EDINBURGH CABLE LIMITED PARTNERSHIP acting by:

1. Theseus No. 1 Limited, its general partner, acting by

Director in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

2. Theseus No. 2 Limited, its general partner, acting by

Director in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

ESTUARIES CABLE LIMITED PARTNERSHIP

Executed as a deed by ESTUARIES CABLE LIMITED PARTNERSHIP acting by:

1. Theseus No. 1 Limited, its general partner, acting by

Director in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

2. Theseus No. 2 Limited, its general partner, acting by

Director in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

TCI/US WEST CABLE COMMUNICATIONS GROUP

Executed as a deed by TCI/US WEST CABLE COMMUNICATIONS GROUP acting by:

1. Theseus No. 1 Limited, its general partner, acting by

Director in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

2. Theseus No. 2 Limited, its general partner, acting by

Director in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

TYNESIDE CABLE LIMITED PARTNERSHIP

Executed as a deed by TYNESIDE CABLE LIMITED PARTNERSHIP acting by:

1. Theseus No. 1 Limited, its general partner, acting by

Director in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

2. Theseus No. 2 Limited, its general partner, acting by

Director in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

UNITED CABLE (LONDON SOUTH) LIMITED PARTNERSHIP

Executed as a deed by UNITED CABLE (LONDON SOUTH) LIMITED PARTNERSHIP acting by:

1. Theseus No. 1 Limited, its general partner, acting by

Director in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

2. Theseus No. 2 Limited, its general partner, acting by

Director in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

LONDON SOUTH CABLE PARTNERSHIP

Executed as a deed by LONDON SOUTH CABLE PARTNERSHIP acting by:

1. United Cable (London) South Limited Partnership, its managing partner, acting by

Theseus No. 1 Limited, its general partner, acting by

Director in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

Theseus No. 2 Limited, its general partner, acting by

Director in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

2. Crystal Palace Radio Limited partner, acting by

Director in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

TELEWEST COMMUNICATIONS (COTSWOLDS) VENTURE

Executed as a deed by TELEWEST COMMUNICATIONS (COTSWOLDS) VENTURE acting by its partners:

1. Cotswolds Cable Limited Partnership, acting by

Theseus No. 1 Limited, its general partner, acting by

Director in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

Theseus No. 2 Limited, its general partner, acting by

Director in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

2. Telewest Communications (Cotswolds) Limited

Director in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

TELEWEST COMMUNICATIONS (SCOTLAND) VENTURE

Executed as a deed by TELEWEST COMMUNICATIONS (SCOTLAND) VENTURE acting by its partners:

1. Edinburgh Cable Limited Partnership, acting by

Theseus No. 1 Limited, its general partner, acting by

Director in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

Theseus No. 2 Limited, its general partner, acting by

Director in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

2. Telewest Communications (Scotland) Limited

Director in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

TELEWEST COMMUNICATIONS (SOUTH EAST) PARTNERSHIP

Executed as a deed by TELEWEST COMMUNICATIONS (SOUTH EAST) PARTNERSHIP acting by its partners:

1. Estuaries Cable Limited Partnership, acting by

Theseus No. 1 Limited, its general partner, acting by

Director in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

Theseus No. 2 Limited, its general partner, acting by

Director in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

2. Telewest Communications (South East) Limited

Director in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

3. Telewest Communications (South Thames Estuary) Limited

Director in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

FUTURE ENTERTAINMENT S.Á R.L.

Executed as a deed by FUTURE ENTERTAINMENT S.Á R.L. acting by:

General Manager in the presence of:

Omar Nasar
99 City Road, London,
EC1Y 1AX

SCHEDULE 1

THE RELEASED OBLIGORS

Entity Name
213.	Anglia Cable Communications Limited
214.	Avon Cable Limited Partnership
215.	Birmingham Cable Corporation Limited
216.	Birmingham Cable Finance Limited
217.	Cable London Limited
218.	Cabletel (UK) Limited
219.	CableTel Herts and Beds Limited
220.	CableTel Scotland Limited
221.	CableTel Surrey and Hampshire Limited
222.	CableTel West Glamorgan Limited
223.	CableTel West Riding Limited
224.	Cambridge Cable Services Limited
225.	Cambridge Holding Company Limited
226.	CCL Corporate Communications Services Limited
227.	Central Cable Holdings Limited
228.	Chartwell Investors L.P.
229.	Continental Shelf 16 Limited
230.	Cotswolds Cable Limited Partnership
231.	Credit-Track Debt Recovery Limited

Entity Name
232.	Crystal Palace Radio Limited
233.	Diamond Cable Communications Limited
234.	East Coast Cable Limited
235.	Ed Stone Limited
236.	Edinburgh Cable Limited Partnership
237.	EMS Investments Limited
238.	Estuaries Cable Limited Partnership
239.	EuroBell (Holdings) Limited
240.	EuroBell (IDA) Limited
241.	EuroBell (No. 2) Limited
242.	EuroBell (No. 3) Limited
243.	EuroBell (No. 4) Limited
244.	EuroBell CPE Limited
245.	EuroBell Limited
246.	Filegale Limited
247.	Fleximedia Limited
248.	Flextech (1992) Limited
249.	Flextech (Kindernet Investment) Limited
250.	Flextech (Travel Channel) Limited
251.	Flextech Broadband Limited
252.	Flextech Broadcasting Limited

Entity Name
253.	Flextech Childrens Channel Limited
254.	Flextech Communications Limited
255.	Flextech Digital Broadcasting Limited
256.	Flextech Distribution Limited
257.	Flextech Family Channel Limited
258.	Flextech IVS Limited
259.	Flextech Limited
260.	Flextech Media Holdings Limited
261.	Flextech Video Games Limited
262.	Future Entertainment S.à r.l.
263.	General Cable Group Limited
264.	General Cable Holdings Limited
265.	General Cable Investments Limited
266.	General Cable Limited
267.	Interactive Digital Sales Limited
268.	Jewel Holdings
269.	Lanbase European Holdings Limited
270.	Lanbase Limited
271.	London South Cable Partnership
272.	M&NW II Network Limited
273.	M&NW Network Limited

Entity Name
274.	NNS U.K. Holdings 2, Inc.
275.	NNS UK Holdings 1 LLC
276.	North CableComms Holdings, Inc.
277.	North CableComms L.L.C.
278.	North CableComms Management, Inc.
279.	NTL (Aylesbury and Chiltern) Limited
280.	NTL (B) Limited
281.	NTL (Broadland) Limited
282.	NTL (City & Westminster) Limited
283.	NTL (County Durham) Limited
284.	NTL (CRUK)
285.	NTL (CWC Holdings)
286.	NTL (CWC) Corporation Limited
287.	NTL (CWC) Limited
288.	NTL (CWC) Programming Limited
289.	NTL (CWC) UK
290.	NTL (Ealing) Limited
291.	NTL (Fenland) Limited
292.	NTL (Greenwich and Lewisham) Limited
293.	NTL (Hampshire) Limited
294.	NTL (Harrogate) Limited

Entity Name
295.	NTL (Harrow) Limited
296.	NTL (Kent) Limited
297.	NTL (Lambeth and Southwark) Limited
298.	NTL (Leeds) Limited
299.	NTL (Norwich) Limited
300.	NTL (Peterborough) Limited
301.	NTL (South East) Limited
302.	NTL (South London) Limited
303.	NTL (Southampton and Eastleigh) Limited
304.	NTL (Sunderland) Limited
305.	NTL (Thamesmead) Limited
306.	NTL (Triangle) LLC
307.	NTL (V)
308.	NTL (Wandsworth) Limited
309.	NTL (Wearside) Limited
310.	NTL (West London) Limited
311.	NTL (Yorcan) Limited
312.	NTL (York) Limited
313.	NTL Acquisition Company Limited
314.	NTL Bolton Cablevision Holding Company
315.	NTL Bromley Company

Entity Name
316.	NTL Business (Ireland) Limited
317.	NTL Cablecomms East Lancashire
318.	NTL Cablecomms Group Limited
319.	NTL CableComms Group, Inc.
320.	NTL Cablecomms Holdings No. 1 Limited
321.	NTL Cablecomms Holdings No. 2 Limited
322.	NTL Cablecomms Lancashire No. 1
323.	NTL Cablecomms Lancashire No. 2
324.	NTL Cablecomms Limited
325.	NTL Cablecomms Manchester Limited
326.	NTL Cablecomms West Surrey Limited
327.	NTL Chartwell Holdings 2, Inc.
328.	NTL Chartwell Holdings Limited
329.	NTL Chartwell Holdings, Inc.
330.	NTL Communications Services Limited
331.	NTL Darlington Limited
332.	NTL Derby Cablevision Holding Company
333.	NTL Finance Limited
334.	NTL Funding Limited
335.	NTL Glasgow Holdings Limited
336.	NTL Holdings (Broadland) Limited

Entity Name
337.	NTL Holdings (East London) Limited
338.	NTL Holdings (Fenland) Limited
339.	NTL Holdings (Leeds) Limited
340.	NTL Holdings (Norwich) Limited
341.	NTL Holdings (Peterborough) Limited
342.	NTL Internet Services Limited
343.	NTL Irish Holdings Limited
344.	NTL Kirklees Holdings Limited
345.	NTL Manchester Cablevision Holding Company
346.	NTL Microclock Services Limited
347.	NTL National Networks Limited
348.	NTL North CableComms Holdings, Inc.
349.	NTL North CableComms Management, Inc.
350.	NTL Partcheer Company Limited
351.	NTL Programming Subsidiary Company
352.	NTL Rectangle Limited
353.	NTL Sideoffer Limited
354.	NTL Solent Company
355.	NTL Solent Telephone and Cable TV Company Limited
356.	NTL South CableComms Holdings, Inc.
357.	NTL South CableComms Management, Inc.

Entity Name
358.	NTL South Central Limited
359.	NTL South Wales Limited
360.	NTL Streetunique Projects Limited
361.	NTL Streetunit Projects Limited
362.	NTL Streetusual Services Limited
363.	NTL Streetvision Services Limited
364.	NTL Streetvital Services Limited
365.	NTL Streetwarm Services Limited
366.	NTL Streetwide Services Limited
367.	NTL Strikeagent Trading Limited
368.	NTL Strikeamount Trading Limited
369.	NTL Strikeapart Trading Limited
370.	NTL Surrey Company
371.	NTL Sussex Company
372.	NTL Technical Support Company Limited
373.	NTL Teesside Limited
374.	NTL Telecom Services Limited
375.	NTL UK CableComms Holdings, Inc.
376.	NTL UK Telephone and Cable TV Holding Company Limited
377.	NTL Victoria II Limited
378.	NTL Victoria Limited

Entity Name
379.	NTL Wessex Company
380.	NTL Winston Holdings Limited
381.	NTL Winston Holdings, Inc.
382.	NTL Wirral Company
383.	Screenshop Limited
384.	South CableComms Holdings, Inc.
385.	South CableComms L.L.C.
386.	South CableComms Management, Inc.
387.	Southern East Anglia Cable Limited
388.	Southwestern Bell International Holdings Limited
389.	TCI/US West Cable Communications Group
390.	Telewest Communications (Central Lancashire) Limited
391.	Telewest Communications (Cotswolds) Limited
392.	Telewest Communications (Cotswolds) Venture
393.	Telewest Communications (Liverpool) Limited
394.	Telewest Communications (London South) Limited
395.	Telewest Communications (Nominees) Limited
396.	Telewest Communications (North East) Limited
397.	Telewest Communications (North West) Limited
398.	Telewest Communications (Scotland Holdings) Limited
399.	Telewest Communications (Scotland) Limited

Entity Name
400.	Telewest Communications (Scotland) Venture
401.	Telewest Communications (South East) Limited
402.	Telewest Communications (South East) Partnership
403.	Telewest Communications (South Thames Estuary) Limited
404.	Telewest Communications (South West) Limited
405.	Telewest Communications (St. Helens & Knowsley) Limited
406.	Telewest Communications (Tyneside) Limited
407.	Telewest Communications (Wigan) Limited
408.	Telewest Communications Cable Limited
409.	Telewest Communications Holdco Limited
410.	Telewest Limited
411.	Telewest Parliamentary Holdings Limited
412.	The Cable Corporation Limited
413.	The Yorkshire Cable Group Limited
414.	Theseus No. 1 Limited
415.	Theseus No. 2 Limited
416.	TVS Television Limited
417.	Tyneside Cable Limited Partnership
418.	United Artists Investments Limited
419.	United Cable (London South) Limited Partnership
420.	VM Sundial Limited

Entity Name
421.	Windsor Television Limited
422.	Winston Investors L.L.C.
423.	XL Debt Recovery Agency Limited
424.	Yorkshire Cable Communications Limited

SCHEDULE 2

Released Documents

SECURITY DOCUMENTS

1.	Composite Debenture dated 19 January 2010 between amongst others, the Released Obligors listed therein, and Deutsche Bank AG, London Branch as Security Trustee.

2.	Composite Debenture dated 17 May 2010 between the Released Obligors listed therein, and Deutsche Bank AG, London Branch as Security Trustee.

3.	Composite Debenture dated 29 June 2010 between amongst others, the Released Obligors listed therein, and Deutsche Bank AG, London Branch as Security Trustee.

4.	Charge over Shares dated 19 January 2010 granted by certain Obligors incorporated in the United States of America as Chargors in favour of Deutsche Bank AG, London Branch as Security Trustee.

5.	Confirmation Deed dated 15 April 2010 between amongst others, the Released Obligors and the Security Trustee.